Exhibit 99.1

NEWS RELEASE

Halcón Resources Announces Fourth Quarter and Full Year 2011 Financial Results

HOUSTON, TEXAS – March 5, 2012 – Halcón Resources Corporation (“Halcón Resources” or the “Company”) (NASDAQ: HK) today announced its fourth quarter and full year 2011 financial results and provided guidance on its production, unit cost and capital expenditure outlook for 2012.

Fourth Quarter and Full Year 2011 Financial Results

Halcón Resources generated oil and natural gas sales of $25.5 million for the quarter ended December 31, 2011 and oil and natural gas sales of $103.5 million for the full year 2011. Cash flows from operations before changes in working capital (a non-GAAP measure) were $4.7 million or $0.18 per basic and diluted share for the quarter, and $33.0 million, or $1.26 per basic and diluted share, for the year.

The Company reported a net loss for the quarter of $12.2 million, or $0.46 per basic and diluted share and a net loss of $1.4 million, or $0.05 per basic and diluted share for the full year 2011. Results for the three months ended December 31, 2011 included $13.3 million in unrealized derivative losses.

Halcón Resources produced an average of 4,087 and 4,121 barrels of oil equivalent per day (Boe/d) during the three months and full year ended December 31, 2011, respectively, 70% of which was oil and natural gas liquids (NGLs).

Before the effect of derivatives, the Company realized an average price of $93.35 per barrel (Bbl) of oil, $57.45 per Bbl of NGLs and $3.58 per million cubic feet (Mcf) of natural gas during the fourth quarter of 2011. For the full year 2011, Halcón Resources realized an average price of $93.86 per Bbl of oil, $56.14 per Bbl of NGLs and $4.01 per Mcf of natural gas. Taking into account the effect of hedges, the Company realized an average price of $90.35 per Bbl of oil, $56.14 per Bbl of NGLs and $4.77 per Mcf of natural gas for the full year 2011.

During the fourth quarter, per unit lease operating expense was $24.69 per barrel of oil equivalent (Boe). Lease operating expense for the year was $33.3 million, or $22.16 per Boe. Total per unit cash operating expense (including lease operating, taxes other than income and general and administrative) was $45.23 per Boe for the fourth quarter of 2011 and $37.40 per Boe for the full year 2011.

Proved Reserves

As of December 31, 2011 Halcón Resources’ estimated proved oil and natural gas reserves of 21.1 million barrels of oil equivalent (MMBoe) are composed of 12.4 million barrels of oil, 2.0 million barrels of NGLs and 40.1 billion cubic feet of natural gas. The present value of the Company’s estimated future oil and gas revenues, net of estimated expenses, discounted at an annual rate of 10% is $391.8 million. Proved developed reserves account for 64% of total estimated proved reserves and the properties have a 13.7 year reserve-to-production ratio. Halcón Resources’ proved reserves are 68% oil and NGLs.

Recent Developments

On February 8, 2012, Halcón Resources, LLC, a newly-formed company led by Floyd C. Wilson, former Chairman and Chief Executive Officer of Petrohawk Energy Corporation, recapitalized RAM Energy Resources, Inc. (“RAM”) with a $550.0 million investment structured as the purchase of $275.0 million in new common stock, a $275.0 million five-year 8% convertible note and warrants for the purchase of an additional 36,666,666 shares of our common stock at an exercise price of $4.50 per share. At closing, Floyd C. Wilson was appointed as Chairman, President and Chief Executive Officer and RAM’s name was changed to Halcón Resources Corporation. Additionally, on February 9, 2012, the Company’s ticker symbol was changed to “HK”. Halcón Resources’ common stock currently trades on the NASDAQ Global Market.

Following the recapitalization, the Company’s primary focus is to expand its leasehold position in areas it has determined are prospective for oil or liquids-rich resource plays. Halcón Resources has identified several target resource plays for potential leasehold acquisition, including the Utica Shale/Point Pleasant formations in Ohio and Pennsylvania, the Mississippian Lime formation in Northern Oklahoma and Southern Kansas, the Wilcox formation in Southwest Louisiana and the Woodbine/Eagle Ford formations in East Texas. In addition to ongoing lease acquisition efforts in its targeted resource plays, the Company has identified several new exploratory areas it believes are prospective for oil and liquids-rich hydrocarbons.

2012 Guidance

Production for the full year 2012 is estimated to be between 2,255 – 2,295 MMBoe, 70% of which is expected to be oil and NGLs. The Company expects 2012 production to come from existing Halcón Resources properties, targeted resource plays and liquids-rich exploratory areas. The capital expenditure budget for 2012 is approximately $1.1 billion (65% leasehold acquisitions, 25% drilling and completions, 7% infrastructure and 3% seismic) and is subject to revision based on various factors.

Additional guidance for the full year 2012 is as follows:

Lease Operating Expense ($/Boe): $10.00—$11.00

Production (Ad Valorem and Severance) Taxes ($/Boe): $4.00—$5.00

General and Administrative ($/Boe): $7.00—$8.00

Forward-Looking Statements

This press release contains forward-looking information regarding Halcón Resources that is intended to be covered by the safe harbor “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on Halcón Resources’ current expectations and includes statements regarding acquisitions and divestitures, estimates of future production, future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, “probable”, or “intends”, or stating that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved). Statements concerning oil and gas reserves also may be deemed to be forward-looking statements in that they reflect estimates based on certain assumptions including that the resources involved can be economically exploited. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas; risks and uncertainties involving geology of oil and gas deposits; risks associated with the timing of and potential proceeds from divestitures; the uncertainty of reserve estimates; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather such as hurricanes and other natural disasters); uncertainties as to the availability and cost of financing; fluctuations in oil and gas prices; risks associated with derivative positions; inability to realize expected value from acquisitions, inability of our management team to execute its plans to meet its goals, shortages of drilling equipment, oil field personnel and services, unavailability of gathering systems, pipelines and storage and processing facilities and the possibility that government policies may change or governmental approvals may be delayed or withheld. Additional information on these and other factors which could affect Halcón Resources’ operations or financial results are included in Halcón Resources’ reports on file with the SEC. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Halcón Resources does not assume any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change.

About Halcón Resources

Halcón Resources Corporation is an independent energy company engaged in the acquisition, production, exploration and development of onshore oil and natural gas properties in the United States.

Contact:

Scott M. Zuehlke

Director of Investor Relations

Halcón Resources

(832) 538-0314

Halcón Resources Corporation

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	As of December 31,
	2011	2010
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$49	$37
Accounts receivable:
Oil and natural gas sales, net of allowance of $0 ($50 at December 31, 2010)	9,519	9,797
Joint interest operations, net of allowance of $280 ($479 at December 31, 2010)	597	631
Other, net of allowance of $14 ($48 at December 31, 2010)	172	155
Derivative assets	260	1,340
Prepaid expenses	936	1,657
Deferred tax asset	2,601	3,526
Inventory	4,310	3,382
Other current assets	1,793	4

Total current assets	20,237	20,529
PROPERTIES AND EQUIPMENT, AT COST:
Proved oil and natural gas properties and equipment, using full cost accounting	715,666	689,472
Other property and equipment	9,979	10,072

	725,645	699,544
Less accumulated depreciation, amortization and impairment	(509,126)	(489,634)

Total properties and equipment	216,519	209,910
OTHER ASSETS:
Deferred tax asset	24,102	31,001
Deferred loan costs, net of accumulated amortization of $1,053 ($5,012 at December 31, 2010)	5,966	2,609
Other	978	952

Total assets	$267,802	$265,001

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable:
Trade	$12,890	$17,149
Oil and natural gas proceeds due others	8,564	9,414
Other	359	452
Accrued liabilities:
Compensation	1,600	1,948
Interest	464	2,448
Income taxes	406	699
Other	778	10
Derivative liabilities	265	—
Asset retirement obligations	1,010	639
Long-term debt due within one year	—	127

Total current liabilities	26,336	32,886
DERIVATIVE LIABILITIES	805	203
LONG-TERM DEBT	202,000	196,965
ASSET RETIREMENT OBLIGATIONS	32,703	30,770
OTHER LONG-TERM LIABILITIES	10	10
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY:
Common stock, $0.0001 par value, 33,333,333 shares authorized, 27,694,583 and 27,532,610 shares issued, 26,244,452 and 26,128,995 shares outstanding at December 31, 2011 and 2010, respectively	3	3
Additional paid-in capital	229,414	226,047
Treasury stock - 1,450,131 shares (1,403,615 shares at December 31, 2010) at cost	(7,159)	(6,976)
Accumulated deficit	(216,310)	(214,907)

Stockholders’ equity	5,948	4,167

Total liabilities and stockholders’ equity	$267,802	$265,001

Halcón Resources Corporation

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Three months ended December 31,		Years ended December 31,
	2011	2010	2011	2010
	(Unaudited)	(Unaudited)
REVENUES AND OTHER OPERATING INCOME:
Oil and natural gas sales
Oil	$20,818	$19,665	$82,968	$76,563
Natural gas	2,421	4,095	10,673	20,265
NGLs	2,298	3,695	9,880	14,156

Total oil and natural gas sales	25,537	27,455	103,521	110,984
Realized gains (losses) on derivatives	108	(2,375)	(1,078)	(5,193)
Unrealized gains (losses) on derivatives	(13,250)	250	5,269	6,386
Other	44	32	168	157

Total revenues and other operating income	12,439	25,362	107,880	112,334

OPERATING EXPENSES:
Oil and natural gas production taxes	1,460	1,498	5,740	6,063
Oil and natural gas production expenses	9,282	8,738	33,330	33,891
Depreciation and amortization	5,691	6,838	21,345	27,225
Accretion expense	418	239	1,641	1,527
Share-based compensation	1,357	826	3,584	3,110
Restructuring costs	1,071	—	1,071	—
General and administrative, overhead and other expenses, net of operator’s overhead fees	6,266	4,105	17,179	14,799

Total operating expenses	25,545	22,244	83,890	86,615

Operating income (loss)	(13,106)	3,118	23,990	25,719

OTHER INCOME (EXPENSE):
Interest expense	(3,623)	(5,539)	(17,373)	(22,655)
Interest income	1	3	5	27
Loss on interest rate derivatives	(14)	—	(712)	—
Other income (expense)	61	28	(511)	321

INCOME (LOSS) BEFORE INCOME TAXES	(16,681)	(2,390)	5,399	3,412
INCOME TAX PROVISION (BENEFIT)	(4,477)	1,904	6,802	995

Net income (loss)	$(12,204)	$(4,294)	$(1,403)	$2,417

BASIC INCOME (LOSS) PER SHARE	$(0.46)	$(0.16)	$(0.05)	$0.09

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	26,269,992	26,206,234	26,258,230	26,142,060

DILUTED INCOME (LOSS) PER SHARE	$(0.46)	$(0.16)	$(0.05)	$0.09

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	26,269,992	26,206,234	26,258,230	26,142,060

Halcón Resources Corporation

Consolidated Statements of Cash Flows

(in thousands)

	Three months ended December 31,		Years ended December 31,
	2011	2010	2011	2010
	(Unaudited)	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(12,204)	$(4,294)	$(1,403)	$2,417
Adjustments to reconcile net income (loss) to net cash provided by operating activities-
Depreciation and amortization	5,691	6,838	21,345	27,225
Amortization of deferred loan costs	338	522	3,663	2,088
Non-cash interest	—	750	362	3,086
Accretion expense	418	239	1,641	1,527
Unrealized (gain) loss on derivatives, net of premium amortization	13,487	2,361	(3,460)	(1,498)
Unrealized loss on interest rate derivatives	(50)	—	506	—
Deferred income tax provision (benefit)	(4,580)	1,510	6,549	577
Other expense (income)	193	—	193	(574)
Share-based compensation	1,357	826	3,584	3,110
Restructuring costs	90	—	90	—
Loss (gain) on disposal of other property, equipment and subsidiary	(38)	—	(60)	(38)

Cash flow from operations before changes in working capital	4,702	8,752	33,010	37,920

Changes in working capital -
Accounts receivable	(998)	681	295	3,704
Prepaid expenses, inventory and other assets	(280)	259	(231)	1,857
Derivative premiums	—	(730)	4,889	(4,468)
Accounts payable and proceeds due others	2,462	(1,060)	(5,219)	543
Accrued liabilities and other	64	190	(2,322)	(1,527)
Income taxes payable	87	517	(294)	44
Asset retirement obligations	(15)	(37)	(293)	(198)

Total changes in working capital	1,320	(180)	(3,175)	(45)

Net cash provided by operating activities	6,022	8,572	29,835	37,875

CASH FLOWS FROM INVESTING ACTIVITIES:
Payments for oil and natural gas properties and equipment	(5,614)	(6,059)	(25,214)	(33,535)
Proceeds from sales of oil and natural gas properties	—	48,888	462	49,366
Payments for other property and equipment	(169)	(144)	(672)	(865)
Proceeds from sales of other property and equipment	37	—	48	4

Net cash provided by (used in) investing activities	(5,746)	42,685	(25,376)	14,970

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on long-term debt	(10,399)	(60,872)	(245,621)	(98,490)
Proceeds from borrowings on long-term debt	12,001	10,079	250,167	46,340
Payments for deferred loan costs	(822)	—	(7,825)	—
Payments for equity issuance costs	(985)	—	(985)	—
Stock repurchased	(66)	(456)	(183)	(787)

Net cash used in financing activities	(271)	(51,249)	(4,447)	(52,937)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5	8	12	(92)
CASH AND CASH EQUIVALENTS, beginning of year	44	29	37	129

CASH AND CASH EQUIVALENTS, end of year	$49	$37	$49	$37

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for income taxes	$23	$(236)	$554	$380

Cash paid for interest	$3,290	$4,470	$15,326	$17,988

DISCLOSURE OF NON CASH INVESTING AND FINANCING ACTIVITIES:
Asset retirement obligations	$979	$2,859	$956	$3,006

Halcón Resources Corporation

Production by Area

(Unaudited)

	Texas	Oklahoma	Louisiana	Other	Total
Three Months Ended December 31, 2011
Aggregate Net Production
Oil (MBbls)	130	73	14	6	223
NGLs (MBbls)	31	6	—	3	40
Natural Gas (MMcf)	343	124	181	29	677

MBoe	218	100	44	14	376

Three Months Ended December 31, 2010
Aggregate Net Production
Oil (MBbls)	134	78	17	9	238
NGLs (MBbls)	79	3	—	2	84
Natural Gas (MMcf)	688	205	175	34	1,102

MBoe	327	115	46	17	505

Change in MBoe	(109)	(15)	(2)	(3)	(129)
Percentage change in MBoe	-33.3%	-13.0%	-4.4%	-17.7%	-25.5%

	Texas	Oklahoma	Louisiana	Other	Total
Year Ended December 31, 2011
Aggregate Net Production
Oil (MBbls)	499	297	60	28	884
NGLs (MBbls)	147	16	—	13	176
Natural Gas (MMcf)	1,562	410	558	132	2,662

MBoe	906	382	153	63	1,504

Year Ended December 31, 2010
Aggregate Net Production
Oil (MBbls)	559	322	79	35	995
NGLs (MBbls)	341	10	—	13	364
Natural Gas (MMcf)	3,128	849	689	150	4,816

MBoe	1,421	473	194	73	2,161

Change in MBoe	(515)	(91)	(41)	(10)	(657)
Percentage Change in MBoe	-36.2%	-19.2%	-21.1%	-13.7%	-30.4%

Halcón Resources Corporation

Selected Operating Data

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Production volumes:
Oil (MBbls)	223	238	884	995
NGL (MBbls)	40	84	176	364
Natural gas (MMcf)	677	1,102	2,662	4,816
Total (Mboe)	376	505	1,504	2,161

Average sale prices received:
Oil (per Bbl)	$93.35	$82.63	$93.86	$76.95
NGL (per Bbl)	57.45	43.99	56.14	38.89
Natural gas (per Mcf)	3.58	3.72	4.01	4.21
Total per Boe	$67.92	$54.37	$68.83	$51.36

Cash effect of derivative contracts:
Oil (per Bbl)	$(0.26)	$(12.70)	$(3.51)	$(6.14)
NGL (per Bbl)	—	—	—	—
Natural gas (per Mcf)	0.25	0.59	0.76	0.19
Total per Boe	$0.29	$(4.70)	$(0.72)	$(2.40)

Average prices computed after cash effect of settlement of derivative contracts:
Oil (per Bbl)	$93.09	$69.93	$90.35	$70.81
NGL (per Bbl)	57.45	43.99	56.14	38.89
Natural gas (per Mcf)	3.83	4.31	4.77	4.40
Total per Boe	$68.21	$49.67	$68.11	$48.96

Expenses (per Boe):
Oil and natural gas production taxes	$3.88	$2.97	$3.82	$2.81
Oil and natural gas production expenses	24.69	17.30	22.16	15.68
General and administrative	16.66	8.13	11.42	6.85
Total per Boe	$45.23	$28.40	$37.40	$25.34

Cash flow from operations (a)	$4,702	$8,752	$33,010	$37,920
Cash flow from operations (per basic and diluted share)	$0.18	$0.33	$1.26	$1.45

(a)	Represents cash flow from operations before changes in working capital. See the Consolidated Statement of Cash Flows for a reconciliation from this non-GAAP financial measure to the most comparable GAAP financial measure.

Halcón Resources Corporation

2011 Proved Oil and Natural Gas Reserves

(Unaudited)

	Oil MBbl	Gas MMcf	NGL MBbl	MBoe	Reserve %
Proved developed producing	8,342	16,697	1,158	12,283	58%
Proved developed nonproducing	301	4,300	80	1,098	5%
Proved undevolped	3,728	19,057	772	7,676	37%

Total proved	12,371	40,054	2,010	21,057	100%
Developed	8,643	20,997	1,238	13,381
% Developed	70%	52%	62%	64%

The Company’s total proved reserve reconciliation is as follows:

	Oil MBbl	Gas MMcf	NGL MBbl	MBoe
As of December 31, 2010	13,086	53,608	2,375	24,396
Extensions, discoveries and additions (a)	339	20	1	343
Purchases	5	—	—	5
Production	(884)	(2,662)	(176)	(1,504)
Revisions of previous estimates (b)	(175)	(10,912)	(190)	(2,183)

As of December 31, 2011	12,371	40,054	2,010	21,057

(a)	The Company added 0.3 MMBoe in proved reserve extensions, discoveries and additions in 2011 primarily as a result of development drilling in the Electra/Burkburnett field in North Texas and in the La Copita field in South Texas. A significant portion of these reserves is a result of drilling locations in the Electra/Burkburnett, Northeast Fitts and Allen fields that were not booked as proved locations at year-end 2010.
(b)	Total revisions of previous reserve estimates decreased proved reserves by 2.2 MMBoe or approximately 9% of reserves at the beginning of the year. The revisions included a positive increase of 0.9 MMBoe or 4% of the beginning of the year proved reserves caused by higher crude oil and natural gas prices. This positive revision was offset by the downward revision of 1.4 MMBoe caused by the transfer of proved reserves to unproved categories as a result of updated geological and engineering evaluations and changes to the Company development plans during 2011, and 1.7 MMBoe of downward revisions were mostly due to changes in well performance.